UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2013

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 13, 2013, The Mosaic Company (the “Company”) closed its sale of $900,000,000 aggregate principal amount of its 4.250% Senior Notes due 2023 (the “2023 Notes”), $500,000,000 aggregate principal amount of its 5.450% Senior Notes due 2033 and $600,000,000 aggregate principal amount of its 5.625% Senior Notes due 2043 (the “2043 Notes” and together with the 2023 Notes and the 2033 Notes, the “Notes”) pursuant to an Underwriting Agreement dated November 7, 2013, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriting Agreement”). The Notes were issued pursuant to an Indenture dated as of October 24, 2011 between the Company and U.S. Bank National Association, as trustee (the “Indenture”).

The Company expects to receive net proceeds from this offering of approximately $1.976 billion, after deducting the underwriting discounts and commissions and its estimated offering expenses. The Company intends to use the proceeds from this offering for general corporate purposes.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s Registration Statement on Form S-3 filed on October 12, 2011 (File No. 333-177251).

The foregoing descriptions of the Underwriting Agreement, the 2023 Notes, the 2033 Notes and the 2043 Notes are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, attached to this Current Report on Form 8-K and incorporated herein by reference. The Indenture is set forth as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on October 24, 2011, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibits filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: November 13, 2013	By:	/s/ Richard L. Mack

Richard L. Mack
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 7, 2013, among the Company and Goldman, Sachs & Co., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto.

4.1	Form of 4.250% Global Senior Notes due 2023.

4.2	Form of 5.450% Global Senior Notes due 2033.

4.3	Form of 5.625% Global Senior Notes due 2043.

5.1	Opinion of Richard L. Mack, Esq.

23.1	Consent of Richard L. Mack, Esq. (included in Exhibit 5.1).